SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004


                              STATION CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640                    88-0136443
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                         89102
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)





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ITEM 8.01.        OTHER EVENTS.

         Frank J. Fertitta III, Chief Executive Officer, Lorenzo J. Fertitta, President, Glenn C. Christenson, Executive Vice President and Chief Financial Officer, Scott M Nielson, Executive Vice President and Chief Legal Officer, William W. Warner, Executive Vice President and Chief Development Officer and Blake L. Sartini, Director of the Company, have entered into Rule 10b5-1 trading plans (the "Plans") to sell up to 1,250,000, 1,559,250, 159,884, 150,000,
150,000 and 1,366,800 shares, respectively, of the Company's common stock upon the exercise of certain options or sales of restricted shares. Portions of the shares may be sold any time the stock achieves certain prearranged minimum prices and may take place beginning on April 21, 2004 and ending on October 21, 2004 for Frank J. Fertitta III, Glenn C. Christenson and Scott M Nielson, beginning on April 21, 2004 and ending on November 15, 2004 for Blake L. Sartini, beginning on April 21, 2004 and ending on January 21, 2005 for William
W. Warner, and beginning on April 21, 2004 and ending on March 31, 2005 for Lorenzo J. Fertitta, unless sooner terminated. The Plan participants will have no control over the timing of any sales under the respective plans and there can be no assurance that the shares covered by the Plans actually will be sold. The Plan participants entered into the Plans in order to diversify their financial holdings, although they will continue to have a significant ownership interest in the Company.

         These Plans are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. Rule 10b5-1 allows corporate insiders to establish prearranged written plans to buy or sell a specified number of shares of a company stock over a set period of time. The specified number of shares sold may be determined pursuant to a formula or may be at the discretion of a third party, so long as such person is not aware of material non public information. A plan must be entered into in good faith at a time when the insider is not in possession of material, nonpublic information. Subsequent receipt by the insider of material, nonpublic information will not prevent transactions under the plans from being executed.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date:    April 22, 2004              By: /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer